Exhibit 10.4


                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT (this "AMENDMENT") is entered into as of December 27, 2003 by and between THE CIT GROUP/BUSINESS CREDIT, INC., ("CIT"), as Senior Agent, and CONTRARIAN FUNDS, LLC ("Contrarian") as the Junior Agent. The Senior Lenders and the Debtors also join in the execution hereof by way of acknowledgment.

                                    RECITALS

         WHEREAS, CIT and Contrarian are party to that certain Amended and Restated Intercreditor and Subordination Agreement, dated as of April 12, 2002, (as amended, the "SUBORDINATION AGREEMENT"); and

         WHEREAS, a Payment Blockage Notice was previously delivered by CIT pursuant to applicable provisions of the Subordination Agreement (the "EXISTING PAYMENT BLOCKAGE NOTICE"), including without limitation Sections 4.2 and 6.2(b) thereof, resulting in a Payment Blockage Period presently in effect and which would, but for this Second Amendment, expire on March 31, 2004 (the "CURRENT PAYMENT BLOCKAGE PERIOD"); and

         WHEREAS, in connection with that certain Eighth Amendment to the Senior Credit Agreement, dated as of December , 2003, CIT has acquired all of the interests of the other Senior Lenders and become the sole Lender and the sole Agent under the Senior Credit Agreement; and

         WHEREAS, Senior Agent and Junior Agent wish to make certain amendments to the Subordination Agreement, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. INCORPORATION OF RECITALS; CAPITALIZED TERMS. The foregoing recitals are incorporated by reference as if set forth in full. All capitalized terms used herein and not otherwise defined shall have the respective meanings given to such terms in the Subordination Agreement.

         SECTION 2.   AMENDMENTS TO THE SUBORDINATION AGREEMENT.

         (A) All references in the Subordination Agreement to Senior Existing Titled Collateral Agent or to any Senior Agent shall be deemed references to CIT, as sole remaining Senior Agent.

         (B) If, as of 5:00 p.m. (Atlanta time) on March 1, 2004, (i) the Junior Credit Agreement has not been amended to (A) extend the maturity date thereof, being the only date on which the principal amounts of any of the Junior Liabilities shall be paid, to at least July 31, 2005 and (B) cure or waive any existing defaults thereunder such that the Junior Credit Agreement has been reinstated (collectively the "JUNIOR CREDIT AGREEMENT AMENDMENT") or (ii) if the Junior Credit Agreement Amendment has been timely executed, the other terms and conditions, if any, of the Junior Credit Agreement Amendment are not satisfactory in form and substance to CIT in its reasonable discretion, then, notwithstanding any provision to the contrary set forth in the Subordination Agreement or in the Existing Payment Blockage Notice, the Current Payment Blockage Period shall, without further action by or notice to any person or party, be deemed extended, and shall remain in full force and effect, until July 31, 2005.

         (C) If, as of 5:00 p.m. (Atlanta time) on March 1, 2004, the Junior Credit Agreement Amendment, in form and substance reasonably satisfactory to CIT, has been executed and delivered, then:

                  (i) The Current Payment Blockage Period shall expire as of the earlier of (A) 11:59 p.m. on March 1, 2004 or B) the effective date of such Junior Credit Agreement Amendment; and

                  (ii) the Subordination Agreement shall be deemed amended, automatically and without any notice to or action by Junior Agent or CIT, as follows:

                           (A) Section 4.2(b) shall be amended by striking the
                  phrase "the earliest to occur of (i)" and the phrase that begins with ", or (ii)" and ends with "Section 6.2(b)"; and

                           (B) the text of Section 4.2 following subsection (b)
                  thereof shall be amended by (1) striking in its entirety the text of subclause (y) thereof, and (2) designating current subclause (z) thereof as new subclause (y); and

                           (C) Section 6.2 shall be amended by (1) striking in
                  its entirety the text of subclause (b)(ii) thereof and (2) designating current subclause (b)(iii) as new subclause
                  (b)(ii).


         SECTION 3.   MISCELLANEOUS.
                      -------------


         (A) AMENDMENT. The terms of this Second Amendment shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by written instrument executed by Senior Agent and the Junior Agent.

         (B) PARTIES; SEVERABILITY. Whenever in this Second Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and permitted assigns of such party, including, without limitation, a debtor-in-possession or trustee. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Whenever possible, each provision of this Second Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or


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

invalidity without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

         (C) EXECUTION IN COUNTERPARTS; GOVERNING LAW. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to principles of conflict of laws.

         (D) SECTION TITLES. The section titles contained in this Second Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         (E) REIMBURSEMENT OF AGENT'S EXPENSE. The Debtors hereby jointly and severally agree to promptly reimburse the Senior Agent for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation, execution and implementation of this Second Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                       CONTRARIAN FUNDS, LLC,
                                       as Junior Agent


                                       By: /s/ Jon Bauer
                                       Name: Jon Bauer
                                       Title: Managing Member


                                      THE CIT GROUP/BUSINESS CREDIT,
                                      INC., as Senior Agent


                                       By: /s/ Kenneth B. Butler
                                       Name: Kenneth B. Butler
                                       Title: Vice President


Acknowledged and Agreed:

SENIOR LENDER:

THE CIT GROUP/BUSINESS CREDIT, INC. as Senior Lender

 By: /s/ Kenneth B. Butler
 Name: Kenneth B. Butler
 Title: Vice President






                     [signatures continue on following page]


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                                    "DEBTORS"

                                    MILLER INDUSTRIES, INC.
                                    APACO, INC.
                                    B&B ASSOCIATED INDUSTRIES, INC.
                                    CHEVRON, INC.
                                    CENTURY HOLDINGS, INC.
                                    CHAMPION CARRIER CORPORATION
                                    COMPETITION WHEELIFT, INC.
                                    GOLDEN WEST TOWING EQUIPMENT INC.
                                    KING AUTOMOTIVE & INDUSTRIAL
                                       EQUIPMENT, INC
                                    MID AMERICA WRECKER & EQUIPMENT
                                       SALES, INC. OF COLORADO
                                    MILLER FINANCIAL SERVICES GROUP,
                                    INC.
                                    MILLER/GREENEVILLE, INC.
                                    MILLER INDUSTRIES DISTRIBUTING, INC.
                                    MILLER INDUSTRIES INTERNATIONAL,
                                    INC.
                                    MILLER INDUSTRIES TOWING
                                       EQUIPMENT INC.
                                    PURPOSE, INC.
                                    SONOMA CIRCUITS, INC.
                                    SOUTHERN WRECKER CENTER, INC.
                                    SOUTHERN WRECKER SALES, INC.
                                    AETEX, INC., F/K/A A-EXCELLENCE
                                       TOWING CO.
                                    ALL AMERICAN TOWING SERVICES, INC.
                                    B-G TOWING, INC.
                                    BEAR TRANSPORTATION, INC.
                                    BTRCX, INC. F/K/A BERT'S TOWING
                                       RECOVERY CORPORATION
                                    BBSX, INC. F/K/A BOB BOLIN SERVICES,
                                       INC.
                                    BASIEX, INC. F/K/A BOB'S AUTO SERVICE,
                                       INC.
                                    BTRX, INC.
                                    BVSWS, INC. F/K/A BOB VINCENT AND SONS
                                       WRECKER SERVICE, INC.
                                    CARDINAL CENTRE ENTERPRISES, INC.
                                    CBTX,INC., F/K/ACEDAR BLUFF 24 HOUR
                                       TOWING, INC.
                                    CCASX, INC.

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

                                    CEX, INC., F/K/A CHAD'S INC.
                                    CVDC, F/K/A CLEVELAND VEHICLE
                                       DETENTION CENTER, INC.
                                       D.A. HANELINE, INC.
                                    DVREX, INC.
                                    DOLLAR ENTERPRISES, INC.
                                    DSX, INC., F/K/A DUGGER'S SERVICES, INC.
                                    GMAR, INC., F/K/A GOOD MECHANIC AUTO
                                       CO. OF RICHFIELD, INC.
                                    GREAT AMERICA TOWING, INC.
                                    GREG'S TOWING, INC.
                                    HTX, INC.
                                    LTSX, INC., F/K/A LAZER TOW SERVICES,
                                        INC.
                                    LASX, INC.
                                    LWKR, INC.
                                    MAEJO, INC.
                                    MEL'S ACQUISITION CORP.
                                    MGEX, INC.
                                    MSTEX, INC.
                                    MTSX INC.
                                    MURPHY'S TOWING, INC.
                                    P.A.T., INC.
                                    PEX, INC., F/K/A/ PIPES ENTERPRISES, INC.
                                    RMA ACQUISITION CORP.
                                    RRIC ACQUISITION CORP.
                                    RSX, INC., F/K/A RECOVERY SERVICES, INC.
                                    ROAD ONE, INC.
                                    ROADONE EMPLOYEE SERVICES, INC.
                                    ROAD ONE INSURANCE SERVICES, INC.
                                    ROAD ONE SERVICE, INC.
                                    ROAD ONE SPECIALIZED TRANSPORTATION, INC.
                                    ROADONE TRANSPORTATION AND
                                    LOGISTICS, INC.
                                       R.M.W.S., INC.
                                    SWSX, INC. (F/K/A SUBURBAN WRECKER
                                       SERVICE, INC.)
                                    TEXAS TOWING CORPORATION
                                       TPCTH, INC.
                                    TREASURE COAST TOWING, INC.
                                    TREASURE COAST TOWING OF MARTIN
                                       COUNTY, INC.
                                    TSSC, INC., F/K/A TRUCK SALES &
                                       SALVAGE CO., INC.
                                    TWSX, INC.

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                                    WSX, INC., F/K/A WES'S SERVICE
                                       INCORPORATED
                                    WTX, INC. (F/K/A WILTSE TOWING, INC.)
                                    WTC, INC.
                                    WTEX, INC.
                                    ZTRX, INC., F/K/A ZEHNER TOWING &
                                       RECOVERY, INC.


                                    By:   /s/ J. Vincent Mish
                                    Name: J. Vincent Mish
                                         Attorney-in-Fact
                                         of each entity listed above